                        RED HAT.COM MARKETPLACE AGREEMENT
                                   ORDER FORM

================================================================================
EFFECTIVE  MAY 12,   BILLING      INITIAL  12 mo.  CONTRACT      PURCHASE
DATE:      2000      DATE:        TERM:            REF. NO.:     ORDER NO.:
================================================================================

================================================================================
COMPANY:                                  RED HAT:
    Name:   RACKSPACE                         Name:    Red Hat, Inc.
            --------------------------                 -------------------------
    Address 112 E. Pecan, Suite 600           Address: 2600 Meridian Parkway
            --------------------------                 -------------------------
            San Antonio, TX 78205                         Durham, NC 27713
            --------------------------                 -------------------------

            --------------------------                 -------------------------

COMPANY CONTACT:                          RED HAT CONTACT:
    Name:   QUINCY LEE                        Name:    DEBRA GORDON
            --------------------------                 -------------------------
    Phone:  210-326-3613                      Phone:
            --------------------------                 -------------------------
    Fax:                                      Fax:
            --------------------------                 -------------------------
    E-Mail: qlee@rackspace.com                E-Mail:  dgordon@redhat.com
            --------------------------                 -------------------------

================================================================================
  COMPANY BILLING CONTACT: (IF DIFFERENT THAN ABOVE)
    Name:                                     Phone:
            --------------------------                 -------------------------
    Address                                   Fax:
            --------------------------                 -------------------------
                                              E-Mail:
            --------------------------                 -------------------------

================================================================================

================================================================================
  PRODUCT REVENUE SHARE:
  Description of package:  __TIER I PACKAGE_____________________________________

  Commission: Subject to a refund if the         Minimum Revenue Share Payable
  Customer terminates prior to sixty (60)        Over Term: $ __n/a - see
  days, for the first *** new customers          special payment terms__
  obtained by Rackspace through the Red Hat      Minimum Revenue Share Payable
  website, a one-time payment to Red Hat of      Per Month: $ __n/a  - see
  *** per new customer, and for each new         special payment terms__
  customer gained through the Red Hat web
  site thereafter, a fee of ***.
  PROMOTIONS: Red Hat will provide to Company the Promotions as set forth in the Media Plan, Exhibit A.
================================================================================
  INTEGRATION FEE:
  Integration Fee Payable upon Effective Date: *** , which is payable for Red Hat's estimated cost of integrating Company's Materials into the Red Hat sites
================================================================================
  SPECIAL PAYMENT TERMS:
- Additional *** payable at the beginning of the contract period.
- *** payable at the end of the 6 month period of the Term
- *** payable at the end of the 9 month period of the Term

*** Confidential portions omitted and filed separately with the Commission.
================================================================================

Red Hat, Inc. ("RED HAT") operates internet sites at www.redhat.com and other similar Internet sites owned by Red Hat and intend to operate an Internet site dedicated to the support of Linux-Registered Trademark- and other open source products, services, news and other issues on www.redhat.com (collectively, the "RED HAT SITE"). Company seeks opportunities to expand its market reach and enable Red Hat End Users to view Company's products and services, and to access and purchase such products and services from Company. Both parties desire for Red Hat to make available on the Red Hat Site certain of Company's information relating to its products, which will include text, graphics, data, and HTML material supplied by Company, and for Red Hat to link to Company's Internet Sites to enable End Users to access and purchase the products from Company, all as set forth in this Agreement. In exchange for the payments by Company for Customers obtained through the Red Hat website, the Integration Fee and the Special Payment, Red Hat shall make available to Company certain Promotions on the Red Hat Site as set forth herein. This Order Form, which is issued pursuant and subject to the attached Terms & Conditions ("TERMS & CONDITIONS"), shall become valid when executed by Company and accepted by an authorized representative of Red Hat. The Order Form, the Terms & Conditions, and any exhibits or addenda hereto, shall collectively constitute the "AGREEMENT" between the parties. Capitalized terms used in this Order Form and not otherwise defined have the meanings ascribed to them in the Terms & Conditions. COMPANY AND RED HAT AGREE THAT THE TERMS AND CONDITIONS OF THIS AGREEMENT SUPERCEDE ANY PROVISIONS OF ANY COMPANY DRAFTED PURCHASE ORDER AND SUPERCEDE ALL PROPOSALS, WRITTEN OR ORAL, AS WELL AS OTHER COMMUNICATIONS BETWEEN COMPANY AND RED HAT RELATING TO THIS AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS ORDER FORM AND THE TERMS & CONDITIONS, THE TERMS & CONDITIONS SHALL TAKE PRECEDENCE. IT IS EXPRESSLY AGREED THAT UPON THE EXPIRATION OF THIS AGREEMENT, COMPANY SHALL HAVE A RIGHT OF FIRST REFUSAL WITH RESPECT TO RENEWING AS A PREMIER PARTNER IN THE "HOSTING CATEGORY."

--------------------------------------------------------------------------------
  ACCEPTED BY COMPANY:                    ACCEPTED BY RED HAT:

/s/ Morris A. Miller                      /s/ Walter McCormick
--------------------------------------    --------------------------------------
  SIGNATURE                                 SIGNATURE

Morris A. Miller               5/12/00    Walter McCormick               5/14/00
--------------------------------------    --------------------------------------
  NAME                          DATE        NAME                         DATE

Chief Operating Officer
--------------------------------------    --------------------------------------

  TITLE

--------------------------------------------------------------------------------

                        REDHAT.COM MARKETPLACE AGREEMENT
                              TERMS AND CONDITIONS

1.       DEFINITIONS.

         "END USER" means an end user who clicks on information concerning a Product via the Red Hat Site and is linked to the Company Site for the purpose of obtaining more information regarding, or purchasing, the Product.
         "COMPANY" means the entity identified as such on the Order Form. "COMPANY MATERIALS" means all materials delivered from Company to Red
Hat for use by Red Hat in accordance with this Agreement, including without limitation text, graphics, data, and HTML materials regarding the Company, the Products, pricing and delivery information, and such other related information reasonably requested by Red Hat.
         "COMPANY SITE" means the Company's Internet site to which Red Hat shall place links from the Company Materials.
         "COMPANY LINKS" means applicable URLs to the Company Site by which End Users may purchase Products.
         "PRODUCTS" means all the products and/or services offered by Company during the term of this Agreement which are described in the Company Materials provided from Company to Red Hat and which Red Hat agrees to display on the Red Hat Site under this Agreement.
         "DELIVERY SPECIFICATIONS" means the method, medium, format, and other logistical parameters by which Company will deliver to Red Hat the Company Materials, as provided by Red Hat to Company in writing.
         "INTELLECTUAL PROPERTY RIGHTS" means patent rights, copyright rights (including but not limited to rights in audiovisual works and moral rights), trade secret rights, and any other intellectual property rights recognized by the law of each applicable jurisdiction.
         "PROMOTIONS" means the advertising promotions on the Red Hat Site described on the Media Plan attached to this Agreement as Exhibit A.
         "TRADEMARKS" means Company's trademarks, trade names, service marks, service names, or logos associated with the Products.

2.       LICENSE TO AND DELIVERY OF COMPANY MATERIALS.

         2.1 LICENSE TO COMPANY MATERIALS AND MARKS. Subject to the terms and conditions of this Agreement, Company hereby grants to Red Hat a royalty-free, nonexclusive, non-transferable, license to use, reproduce, create derivative works of, provide access to, publish, publicly display, publicly perform, transmit and distribute the Company Materials in connection with the marketing of Products on the Red Hat Site during the term of this Agreement; provided that the manner in which the same are displayed shall be acceptable to the Company, it being understood that the manner in which the Company Materials are displayed and presented is the essential consideration for which Company is entering into this Agreement. Red Hat's right to create derivative works of the Company Materials is limited to formatting and displaying the Company Materials on the Red Hat Site, in a manner which is acceptable to the Company. Subject to the terms and conditions of this Agreement and normal trademark guidelines to the extent provided by Company to Red Hat from time to time, Company hereby grants to Red Hat a royalty-free, non-exclusive, non-transferable, worldwide license to use Company's Trademarks within the Red Hat Site in connection with the Content during the term of this Agreement, but only in a manner which is acceptable to the Company. Except as provided herein, Company shall retain any and all rights Company may have in the Company Materials and Trademarks, including without limitation all Intellectual Property Rights therein. In order to ensure that the foregoing is achieved, from the onset of this project, representatives of both Red Hat and the Company will work together to determine the manner in which the Company Materials will be displayed, consistent with the terms of this Agreement.

         2.2 DELIVERY OF COMPANY MATERIALS; UPDATES. Promptly after the Effective Date, Company shall deliver all Company Materials and Company Links (current as of the Effective Date) to Red Hat for use to market the Products and/or provide Promotions, as applicable, on the Red Hat Site. All deliveries of the Company Materials shall be in accordance with the Delivery Specifications. If Company discontinues the sale of any of the Products, or the pricing offered by Company, or other information for the Products changes during the term of this Agreement, then Company shall provide updated Company Materials to Red Hat promptly upon such changes and Red Hat will, subject to Company's approval rights, promptly make the necessary changes on the Red Hat sites.

         2.3 LIMITED LICENSE IN RED HAT TRADEMARKS. Solely for the duration of this Agreement and solely for the purpose of providing a link from the Company Site to the Red Hat Site, Red Hat hereby grants Company a royalty-free, non-exclusive, non-transferable, worldwide license to use, in a manner consistent with Red Hat's Trademark Usage Guidelines, either or both of the Company's RED HAT mark or Shadow Man Logo mark as icons for the link from the Company Site to the Red Hat Site. Company shall use these Red Hat marks for no other purpose, shall not combine these Red Hat marks with any other mark, and shall not use these Red Hat marks in any manner which would reflect negatively upon Red Hat.

3. DISPLAY OF COMPANY MATERIALS FOR PRODUCTS; PROMOTION DELIVERY. Red Hat agrees to display the Company Materials on the Red Hat Site, in a manner which is acceptable to both Red Hat and the Company. Red Hat agrees to display the Company Materials on the Red Hat Site in a manner which is consistent with the manner in which Red Hat displays the materials of other vendors which Red Hat has designated as Tier I Partners. In performing its duties under this Agreement, Red Hat will make no representations, warranties or guarantees with respect to Company or the Products that are inconsistent with those customarily provided by Company in the Company Materials. The foregoing restriction will not limit Red Hat's ability to make editorial statements regarding Company or Products. The Promotions will be delivered substantially in accordance with the Media Plan set forth on EXHIBIT A, as may be changed from time to time by mutual agreement of the parties. Notwithstanding the foregoing, Red Hat will work in good faith to accommodate Company's requests with respect to the Promotions, but Red Hat will have final approval of the timing, type, content, number and placement of all Promotions on all Red Hat Site. Company will design any graphics and other materials required for the Promotions, will supply digital copies of such materials to Red Hat, and will notify Red Hat if and when any materials previously delivered are no longer relevant or appropriate as material for use in Promotions. Such materials will be designed and delivered in accordance with Red Hat's reasonable technical and editorial guidelines, as then generally in effect. Red Hat will provide reasonable assistance to Company in connection with the design and delivery of such materials.

4.       REFERRALS OF END USERS AND FULFILLMENT.

         4.1 REFERRALS. Red Hat shall establish links from the Red Hat Site to the Company Site in such a manner that a End User who desires to purchase a Product may link to the specific product page on the Company Site where the Product may be purchased.

         4.2 RESPONSIBILITY FOR PRODUCTS. Company acknowledges and agrees that, as between Company and Red Hat, Company will be solely responsible for any claims or other losses associated with or resulting from the Company Materials, Promotions or the Company products or services, including without limitation any warranty, return or support obligations related to the Products. Company agrees to offer the Products to users of the Company Site on the terms described in the then-current Company Materials. Company acknowledges and agrees that Red Hat does not intend to, and will not be required to, edit or review for accuracy any of the Company Materials. Company will provide Red Hat with the name and contact information of an individual who will act as a point of contact between Red Hat and the Company on all End User service issues, and Company will update such information from time to time as necessary.

         4.3 FULFILLMENT. All sales of Products shall be directly between End User and Company. Company will be responsible for ensuring that each URL provided to Red Hat for use in a Promotion or Company Link for a Product takes the user to the appropriate area within the Company Site. Company will provide to users coming to the Company Site from the Red Hat Site at least the same level of service as is offered to users coming directly to the Company Site. Notwithstanding the foregoing, in all events Company will use commercially reasonable efforts to (a) convey clear and accurate information to users regarding product price, availability, description, shipping charges, order policy, return policy, sales tax policy, and other types of information generally offered by Company's competitors, (b) post Company's terms of sale in clear language on a page that is easily accessible to all users, and (c) deliver all orders within a reasonable time.

IF ANY OF THE STANDARDS SET FORTH ABOVE ARE NOT MET BY COMPANY, THEN RED HAT MAY IMMEDIATELY REMOVE ANY OR ALL LINKS TO THE COMPANY SITE, AT RED HAT'S SOLE DISCRETION, UNTIL COMPANY ADEQUATELY DEMONSTRATES TO RED HAT THAT THE COMPANY'S BUSINESS PRACTICES AND/OR THE COMPANY SITE IS IN FULL COMPLIANCE; PROVIDED, HOWEVER, THAT COMPANY'S FAILURE TO REMEDY SUCH PROBLEM WITHIN 30 DAYS WILL BE DEEMED A MATERIAL BREACH OF THIS AGREEMENT. FURTHER, IF THE COMPANY SITE FAILS TO OPERATE FULLY AND FUNCTIONALLY IN ANY MATERIAL RESPECT FOR ANY PERIOD OF SIXTY OR MORE CONSECUTIVE MINUTES, EVEN IF OTHERWISE IN COMPLIANCE WITH THE PERFORMANCE STANDARDS, RED HAT MAY IMMEDIATELY REMOVE ANY OR ALL LINKS TO THE COMPANY SITE AT RED HAT'S SOLE DISCRETION UNTIL SUCH TIME AS COMPANY NOTIFIES RED HAT THAT SUCH COMPANY SITE HAS RESUMED ACCEPTABLE OPERATION. THESE REMEDIES ARE FOR RED HAT'S EDITORIAL PURPOSES AND IN NO WAY LIMIT RED HAT'S ABILITY TO TERMINATE THIS CONTRACT OR PURSUE ANY OTHER REMEDIES HEREUNDER IN THE EVENT THE PERFORMANCE STANDARDS SET FORTH HEREIN ARE NOT MET.

5.       PAYMENTS.

         5.1 PAYMENT AMOUNTS. Except as otherwise set forth in the Order Form, the payment terms of this Section 5 shall apply. Company will pay the Integration Fee on the Order Form upon the Effective Date. During the Term, Red Hat will receive commissions on Sales as set forth in the Order Form for all purchases of Products as set forth in this Agreement. "Sales" is defined as the dollar amount of purchases of Products by the End User arriving from the Red Hat Site via the Company Links. Company will pay Red Hat, no later than the fifteenth (15th) day after the end of each month during the Term.

         5.2 INTEREST, TAXES. Amounts remaining owing after the due date will bear interest at the rate of one percent (1%) per month (or the maximum rate permitted by law, if less). If Company fails to timely make any payment due hereunder, Company will be responsible for all reasonable expenses (including attorneys' fees) incurred by Red Hat in collecting such amounts. Company will be responsible for all taxes associated with the payments required hereunder (except for taxes based on Red Hat's net income). Failure by the Company to make the payments required, within ten (10) business days after receipt of written notice of late payment (notice and opportunity to cure), will be deemed a material breach of this Agreement and Red Hat will have the option to immediately remove the Company from any or all Red Hat Site and may pursue other remedies at Red Hat's sole discretion. Upon being removed from the Red Hat Site for nonpayment, Company agrees that it will be liable to Red Hat for any unpaid fees.

         5.3 REPORTS; AUDIT. Company will maintain complete records, contracts and accounts during and for one (1) year after the termination or expiration of this Agreement, regarding the sale of the Products to each End User under this Agreement. Within fifteen (15) days after the close of each month, Company will deliver to Red Hat a report which will provide all information reasonably necessary for computation and/or confirmation of the payments, if any, due or credited to Red Hat for such monthly period. An independent certified public accountant selected by Red Hat (subject to Company's reasonable approval) may, upon reasonable notice and during normal business hours, inspect the records of Company on which such reports are based. If, upon performing such audit, it is determined that Company has underpaid Red Hat by an amount greater than five percent (5%) of the payments due Red Hat in the period being audited, Company will bear all reasonable expenses and costs of such audit in addition to its obligation to make full payment under Section 5.

6. OWNERSHIP. As between the parties, Company will retain all right, title, and interest in and to the Company Material and the Company Trademarks worldwide, including without limitation ownership of all copyrights and other Intellectual Property Rights therein. As between the parties, Red Hat will retain all right, title, and interest in and to the Red Hat Site (except for the Company Materials) worldwide, including without limitation ownership of all copyrights, look and feel, and other Intellectual Property Rights therein.

7. CONFIDENTIALITY. In connection with the activities contemplated by this Agreement, each party may have access to confidential or proprietary technical or business information of the other party, including without limitation (a) proposals, ideas or research related to possible new products or services; (b) financial statements and other financial information; (c) any reporting information herein; and (d) the material terms of the relationship between the parties; provided, however, that such information will be considered confidential only if it is conspicuously designated as "Confidential" or if provided orally, identified at the time of disclosure and confirmed in writing within 30 days of disclosure (collectively, "CONFIDENTIAL INFORMATION"). Each party will take reasonable precautions to protect the confidentiality of the other party's Confidential Information, which precautions will be at least equivalent to those taken by such party to protect its own Confidential Information. Except as required by law (including the securities laws) or as necessary to perform under this Agreement, neither party will knowingly disclose the Confidential Information of the other party or use such Confidential Information for the benefit of any third party. Each party's obligations in this Section with respect to any portion of the other party's disclosed Confidential Information will terminate when the party seeking to avoid its obligation under such Paragraph can document that such disclosed Confidential Information: (i) was in the public domain at or subsequent to the time it was communicated to the receiving party ("RECIPIENT") by the disclosing party ("DISCLOSER") through no fault of Recipient; (ii) was rightfully in Recipient's possession free of any obligation of confidence at or subsequent to the time it was communicated to Recipient by Discloser; (iii) was developed by employees or agents of Recipient independently of and without reference to any information communicated to Recipient by Discloser; (iv) was communicated by the Discloser to an unaffiliated third party free of any obligation of confidence; or (v) was in response to a valid order by a court or other governmental body, was otherwise required by law or was necessary to establish the rights of either party under this Agreement; provided, however, that both parties will stipulate to any orders necessary to protect said information from public disclosure.

8.       TERM AND TERMINATION.

         8.1 TERM AND TERMINATION. The term of this Agreement will begin on the Effective Date and will continue for the Initial Term set forth on the Order Form, at which time it shall terminate. Either party may terminate this Agreement if the other party materially breaches its obligations hereunder and such breach remains uncured for thirty (30) days following the written notice to the breaching party of the breach.

         8.2 EFFECT OF TERMINATION. Upon the expiration or termination of this Agreement for any reason, all payments that have accrued prior to termination or expiration of this Agreement will be payable in full within thirty (30) days thereof, and Red Hat shall promptly cease all use of the Company Material and Company Trademarks. Sections 5, 6, 7, 8, 9, 10, and 13 shall survive any termination of this Agreement.

9. WARRANTY; INDEMNITY. Each party to this Agreement represents and warrants to the other party that (i) such party has all necessary right, power and authority to enter into this Agreement and to perform the acts required of it hereunder, (ii) the entry into this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement of such party or by which such party is bound, and (iii) any materials provided hereunder to the other do not violate any third party's intellectual property rights, including copyright, trademark, or patent rights. Company represents and warrants to Red Hat that each Promotion and any Company Site accessible through any hypertext link included within Promotion or an Company Link (i) does not infringe any intellectual property, publicity or privacy rights of any third party, (ii) is not defamatory, (iii) is not lewd, pornographic or obscene, (iv) is in material compliance with all (and does not violate any) applicable laws, and (v) does not contain any virus, worm, "trojan horse ", time bomb or similar contaminating or destructive feature. Company agrees to indemnify, defend and hold harmless Red Hat and its affiliates, and their respective officers, agents and employees, from and against any and all loss, liability and expense (including reasonable attorneys' fees) suffered or incurred by reason of any claims, proceedings or suits based on or arising out of (i) any breach of the foregoing representations and warranties; or (ii) the contents or subject matter of any Company Materials, Promotions or other data provided by Company to Red Hat, including without limitation claims for defamation, violation of rights of publicity and/or privacy, copyright infringement, and trademark infringement. RED HAT REPRESENTS AND WARRANTS THAT IT WILL USE COMMERCIALLY REASONABLE EFFORTS TO KEEP THE RED HAT SITE ON LINE FOR THE TERM OF THIS AGREEMENT. TO THE EXTENT THAT THE RED HAT SITE (OR ANY

         PART THEREOF) IS NOT ON-LINE FOR THE FULL TERM OF THIS AGREEMENT (FOR WHATEVER REASON, INCLUDING REASONS OF FORCE MAJEURE), THIS AGREEMENT SHALL BE EXTENDED FOR SUCH PERIOD OF TIME AS IS EQUAL TO THE AMOUNT OF TIME THAT SUCH SITES WERE NOT FULLY ON-LINE; PROVIDED, HOWEVER, AN AGGREGATE UP-TIME RATE OF NINETY-FIVE PERCENT (95%) OR BETTER DURING THE TERM SHALL BE DEEMED BEING ON-LINE FOR THE FULL TERM.] EXCEPT AS EXPRESSLY SET FORTH HEREIN (including Exhibit A), EACH PARTY ACKNOWLEDGES AND AGREES THAT THE OTHER HAS NOT MADE ANY REPRESENTATIONS, WARRANTIES OR AGREEMENTS OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10. LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY ACTION ARISING FROM OR RELATED TO THESE TERMS AND CONDITIONS, THE AGREEMENT, OR ANY INSERTION ORDER IN EFFECT BETWEEN RED HAT AND COMPANY FROM TIME TO TIME, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), INTENDED CONDUCT OR OTHERWISE, INCLUDING WITHOUT LIMITATION, DAMAGES RELATING TO THE LOSS OF PROFITS, INCOME OR GOODWILL, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED, NEITHER RED HAT NOR COMPANY WILL HAVE ANY LIABILITY TO THE OTHER FOR ANY INTERNET OR TELECOMMUNICATIONS FAILURE, COMPUTER VIRUS, THIRD PARTY INTERFERENCE OR OTHER THIRD PARTY SOFTWARE OR HARDWARE THAT MAY INTERRUPT OR DELAY ACCESS TO ANY INTERNET SITE OR CAUSE OTHER PROBLEMS OR LOSSES (COLLECTIVELY, A "NETWORK FAILURE"). NEITHER PARTY WILL BE LIABLE FOR ANY DELAY OR FAILURE TO FULFILL ITS OBLIGATIONS HEREUNDER THAT RESULTS FROM AN ACT OF GOD, WAR, CIVIL DISTURBANCE, COURT ORDER, LEGISLATIVE OR REGULATORY ACTION, CATASTROPHIC WEATHER CONDITION, EARTHQUAKE, NETWORK FAILURE OR OTHER CAUSE BEYOND ITS REASONABLE CONTROL. THE LIABILITY OF RED HAT FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER IN CONTRACT OF TORT OR ANY OTHER LEGAL THEORY, IS LIMITED TO, AND WILL NOT EXCEED, THE AMOUNTS DUE HEREUNDER.

11. REPORTS AND STATISTICS FROM RED HAT. Red Hat will provide Company with various reports and statistics generally provided to other advertisers in a format determined by Red Hat, including without limitation the Red Hat Promotion Report. Red Hat will use commercially reasonable efforts to assure that such reports are reasonably accurate. Company will treat all such reports and the terms of this Agreement as Confidential Information hereunder and may not distribute or disclose such reports, statistics or terms to any third party without Red Hat's prior written consent. Red Hat makes no guarantees regarding the accuracy, reliability or completeness of any reports or statistics provided to Company. Company acknowledges that the statistics provided on the Red Hat Promotion Report are the official, definitive measurement of Red Hat's performance on any delivery obligations described in the Agreement. No other measurements or usage statistics (including those of Company or a third-party advertisement server) will be accepted by Red Hat or have bearing on this Agreement. Company acknowledges that Red Hat's log files contain proprietary and highly confidential information about Red Hat and other advertisers, and that neither Company nor its agents may view such log files..

12. ADVERTISING GUIDELINES. Company will be solely responsible for delivering to Red Hat all materials for the Promotions in accordance with Red Hat's policies and standard advertising specifications ("ADVERTISING SPECIFICATIONS"), as may be reasonably amended from time to time. The content and format of each Promotion must comply in all material respects with the Advertising Specifications. The term of the Promotion will be a minimum of 30 days and require a minimum 7-day lead time. Red Hat reserves the right to charge Company, at the advertising rate specified in the Agreement, for reserved space held by Red Hat pending receipt of acceptable materials from Company which are past due.

13. GENERAL. Neither party may assign this Agreement, in whole or in part, without the other party's written consent, which consent shall not be unreasonably withheld, except that either party may assign this Agreement without the other's consent in the case of a reorganization, merger, consolidation, or sale of all or substantially all of its assets. Any attempt to assign this Agreement other than as permitted above will be null and void. This Agreement will be governed by and construed in accordance with the laws of the State of North Carolina without regard to its conflicts of laws principles. Any notice under this Agreement will be in writing and delivered by personal delivery, express courier, confirmed facsimile, confirmed e-mail, or certified or registered mail, return receipt requested, and will be deemed given upon personal delivery, one (1) day after deposit with express courier, five (5) days after deposit in the mail, or upon confirmation of receipt of facsimile or e-mail. Notices will be sent to a party at its address set forth above or such other address as that party may specify in writing pursuant to this Section. This Agreement is the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties. If for any reason a court of competent jurisdiction finds any provision or portion of this Agreement to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure of either party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that either party shall have and shall not be deemed a waiver of any subsequent default of the terms and conditions thereof. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed to be an original copy hereof, and all such counterparts together shall constitute one single agreement. Each party under this Agreement shall be an independent contractor to the other and not an employee, partner, or joint venturer of or with the other party. Company agrees that it will have no right to control or direct the details, manner, or means by which Red Hat accomplishes the results of its obligations under this Agreement. Neither party shall have any authority to bind the other in any way.

                                    EXHIBIT A
                                   MEDIA PLAN
                                  FOR RACKSPACE

IT IS UNDERSTOOD THAT THE TERMS STATED BELOW ARE MADE A PART OF THE REDHAT.COM MARKETPLACE AGREEMENT, AND THAT THE TERMS STATED BELOW WILL GOVERN IN THE EVENT OF ANY CONFLICT.

PREMIER PARTNER PROMOTIONS:

     - SOLUTIONS SHOWCASE (WITH 5 WEB PAGES) -This offering allots a series of web pages for the sponsor to detail all of their Linux and open source-based solutions. Customers and channel partners alike will be able to read about all of Rackspace's offerings in one place. Links to the sponsor-branded Solution Showcase will be prominently placed on the Marketplace homepage and on the Hosting Channel homepage.

- 3 PRODUCT SPOTLIGHTs - Each spotlight highlights Rackspace's products with descriptions that give extensive purchasing and researching functionality. Spotlights are offered from solution-specific sections of the Marketplace. This offering includes an embedded online configurator and/or (at Company's option) links to the Company's web pages, that drives the purchase of the product. SEE AN EXAMPLE: CLICK ON THE "PRODUCT SPOTLIGHT" LINK ON THE LEFT-HAND SIDE FROM http://demo.soma.redhat.com/osm/.

- 1 PREMIER PLACEMENT ON THE HOSTING CHANNEL HOME PAGE - Premier placements in the hosting channel gives Rackspace top-level exposure in the manner and placement as exists on the date of this Agreement. This placement rotates equally with placements from hosting partners with Tier I sponsorships.

- 3 PREMIER LISTINGS IN A CATEGORIES - Premier listings gives Rackspace highly targeted marketing in each of three categories of the hosting channel. SEE AN EXAMPLE: CLICK ON THE "CATEGORY LISTINGS" LINK ON THE LEFT-HAND SIDE FROM http://demo.soma.redhat.com/osm/. NOTE THE LARGER PLACEMENTS UNDER THE CATEGORY HEADINGS.

- 1 BANNER SPOTLIGHT - Rackspace will receive exposure for their brand in the banner spotlight section of the Marketplace. The brand spotlight section will be accessible from the homepage of the Marketplace. Red Hat is using commercially reasonable efforts to complete this by May 30, 2000, but in no event will it not be completed by July 1, 2000.

-    PLACEMENT IN THE NEW PRODUCTS SECTION FOR 1 MONTh - When the New Products
     section is available, Rackspace will have the right to have one new product featured in the New Products section for a one-month period. Red Hat is using commercially reasonable efforts to complete this by May 30, 2000, but in no event will it not be completed by July 1, 2000.

- BANNER ADVERTISING CAMPAIGN - Rackspace will receive 400,000 impressions per month of banner advertisements. 50% of the impressions will be served on the home page of redhat.com and 50% of the impressions will run-of-site. The banner advertisement will point to Rackspace's presence in the Marketplace.

- PREMIER PLACEMENT FROM NETSCAPE BUTTON BAr - Rackspace will receive a premier placement on redhat.com. This placement will be accessible from an appropriately labeled button on the "button bar" of Netscape Navigator shipped with Red Hat Linux. This web page with this placement will feature Rackspace along with other premier hosting partners and be distinct from Rackspace's aforementioned placements on the Marketplace. This benefit will be in effect for the full term of this agreement.

IT IS UNDERSTOOD THAT COMPANY HAS THE RIGHT TO MAKE CHANGES IN THE CONTENT PROVIDED TO RED HAT IN ORDER TO (i) IMPROVE COMPANY'S PRESENTATION (ACKNOWLEDGING THAT COMPANY ATTEMPTED TO PROVIDE CONTENT AS QUICKLY AS POSSIBLE AND THAT CHANGES THEREFORE MAY BE NECESSARY, AND (ii) REFLECT CHANGES WHICH OCCUR IN THE COMPANY'S BUSINESS.


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